Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MabVax Therapeutics Holdings, Inc. (the Company) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, J. David Hansen, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 14, 2016

/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to MabVax Therapeutics Holdings, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.